EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of UBL Interactive, Inc. (the "Company") on Form 10-Q, for the fiscal quarter ended December 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Doyal Bryant, Chief Executive Officer of UBL Interactive, Inc., certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 17, 2015	By:	/s/ Doyal Bryant
Doyal Bryant
Chief Executive Officer (Principal Executive Officer)